UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2021

CTO Realty Growth, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-11350	59-0483700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1140 N. Williamson Blvd., Suite 140 Daytona Beach, Florida	32114
(Address of principal executive offices)	(Zip Code)

(386) 274-2202

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE PER SHARE	CTO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On January 29, 2021, in connection with its previously announced conversion to a real estate investment trust (“REIT”), CTO Realty Growth, Inc., a Florida corporation (the “Predecessor Registrant”), completed the merger contemplated by that certain Agreement and Plan of Merger, dated as of September 3, 2020 (the “Merger Agreement”), by and between the Predecessor Registrant and CTO NEWCO REIT, Inc., a Maryland corporation and a direct, wholly owned subsidiary of the Predecessor Registrant (the “Company”). Pursuant to the Merger Agreement, the Predecessor Registrant merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”). At 4:05 p.m., Eastern Time, on January 29, 2021, the effective time of the Merger (the “Effective Time”), the Company commenced conducting all of the operations conducted by the Predecessor Registrant immediately prior to the Merger. Promptly following the Merger, the Company changed its name to “CTO Realty Growth, Inc.”

At the Effective Time, pursuant to the Merger Agreement, the outstanding shares of the Predecessor Registrant’s common stock (the “Predecessor Common Stock”) were automatically converted into an equal number of shares of the Company’s common stock (“Company Common Stock”), which are subject to certain standard REIT ownership limitations and transfer restrictions, as described below.

This Current Report on Form 8-K is being filed for the purpose of establishing the Company as the successor issuer to the Predecessor Registrant pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose events required to be disclosed on Form 8-K with respect to the Predecessor Registrant prior to the Effective Time and the Company as of the Effective Time. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of Company Common Stock are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Reaffirmation Agreement Relating to Loan Agreement

On January 29, 2021, in connection with the Merger, the Company, certain subsidiaries of the Company and Wilmington Trust, National Association, as trustee, for the benefit of the registered holders of WFRBS Commercial Mortgage Trust 2014-C24, Commercial Mortgage Pass-Through Certificates, Series 2014-C24, entered into a Reaffirmation, Consent to Transfer and Replacement of Guarantor, or the Reaffirmation Agreement, relating to the Predecessor Registrant’s Loan Agreement, dated September 30, 2014, with Wells Fargo Bank, National Association (the “Loan Agreement”). Pursuant to the Reaffirmation Agreement, as of the Effective Time, the Company assumed all of the obligations of the Predecessor Registrant under the Loan Agreement and all related loan documents and other agreements.

The foregoing description of the Reaffirmation Agreement is qualified in its entirety by reference to the Reaffirmation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated into this Item 1.01 by reference.

Supplemental Indenture

On January 29, 2021, in connection with the Merger, the Company, the Predecessor Registrant and U.S. Bank National Association, as trustee, entered into Supplemental Indenture No. 1 (the “Supplemental Indenture”) to the indenture, dated as of February 3, 2020 (“Indenture”), related to the Predecessor Registrant’s 3.875% Senior Notes due 2025 (the “Notes”). Pursuant to the Supplemental Indenture, as of the Effective Time, the Company assumed all of the obligations of the Predecessor Registrant under the Indenture and the Notes.

The description of the Supplemental Indenture contained in this Item 1.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Supplemental Indenture, which is filed herewith as Exhibit 4.3 and incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Explanatory Note of this Current Report on Form 8-K is incorporated herein by reference. The description of the Merger Agreement and the Merger contained in the Explanatory Note and this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the Merger, as of the Effective Time, the Company assumed by operation of law all of the prior debts, liabilities, obligations and duties of the Predecessor Registrant, and such debts, liabilities, obligations and duties may be enforced against the Company to the same extent as if the Company had itself incurred or contracted all such debts, liabilities, obligations and duties. For more information concerning these debts, liabilities, obligations and duties, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020 and Current Reports on Form 8-K filed prior to the date hereof.

The information included under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

At the Effective Time, pursuant to the Merger Agreement, each outstanding share of Predecessor Common Stock was automatically converted into one share of Company Common Stock. On January 29, 2021, the Predecessor Registrant notified the NYSE American of the completion of the Merger and requested that the NYSE American file a Form 25 with the Securities and Exchange Commission (“SEC”) to remove the shares of Predecessor Common Stock from listing on the NYSE American. Promptly following the effectiveness of the Form 25, the Company, as the successor to Predecessor Registrant, expects to file a Form 15 with the SEC to terminate the registration of shares of Predecessor Common Stock.

As of January 29, 2021, shares of Predecessor Common Stock traded on the NYSE American under the symbol CTO. As of February 1, 2021 shares of Company Common Stock will trade on the New York Stock Exchange and under the same symbol, “CTO,” as the shares of Predecessor Common Stock traded prior to the Merger.

Item 3.03.	Material Modification to Rights of Security Holders.

As described above, at the Effective Time, pursuant to the Merger Agreement, each outstanding share of Predecessor Common Stock was automatically converted into one share of Company Common Stock. The shares of Company Common Stock issued in the Merger were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-4 (File No. 333-248583) (the “Registration Statement”), which was declared effective by the SEC on October 19, 2020.

As a result of the Merger, the rights of the holders of Company Common Stock are governed by the Maryland General Corporation Law (the “MGCL”), the Company’s articles of incorporation (as amended, the “Articles”) and the Company’s bylaws (as amended, the “Bylaws”). Generally, the Articles and Bylaws are similar to the articles of incorporation and bylaws of the Predecessor Registrant, except that the Articles include certain standard REIT ownership limitations and transfer restrictions that are intended to facilitate the Company’s ongoing compliance with the REIT requirements under the Internal Revenue Code of 1986, as amended, including a provision that generally prohibits any person (as defined in the Articles) from beneficially or constructively owning more than 9.8%, by value or number of shares, whichever is more restrictive, of the outstanding shares of Company Common Stock or any other class or series of Company capital stock (subject to the waiver or modification of such limits by the board of directors of the Company).

A more detailed comparison of the rights of the holders of Company Common Stock with the rights of the holders of Predecessor Common Stock is set forth in the section entitled “Comparison of Your Rights as a Shareholder of CTO to Your Rights as a Shareholder of NEWCO” of the Proxy Statement/Prospectus that forms a part of the Registration Statement.

The foregoing description of the Company Common Stock contained in this Item 3.03 does not purport to be complete and is subject to and qualified in its entirety by reference to the description of the Company Common Stock contained in the “Description of Capital Stock” filed herewith as Exhibit 4.1, which is incorporated herein by reference. In addition, the foregoing description of the Company Common Stock is qualified in its entirety by reference to the Articles and the Bylaws, copies of which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Officers

The directors and executive officers of the Company are the same as the directors and executive officers of the Predecessor Registrant immediately prior to the Merger, with each holding the same position or positions in the Company as he or she held in the Predecessor Registrant immediately prior to the Effective Time. Each of the Company’s directors will serve until the Company’s 2021 annual meeting of stockholders and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal, in accordance with the Articles and Bylaws.

Assumption of Employee Plans and Stock Awards

Pursuant to the Merger Agreement, as of the Effective Time, the Company assumed the Consolidated-Tomoka Land Co. Second Amended and Restated 2010 Equity Incentive Plan (including all amendments or modifications) (the “CTO Plan”) and related award agreements with respect to outstanding options, performance share awards and restricted stock awards under such plan. At the Effective Time, the reserve of shares of Predecessor Common Stock under the CTO Plan, whether allocated to existing awards or unallocated, was converted on a one-share-for-one-share basis into a reserve of shares of Company Common Stock, and each award under the CTO Plan assumed by the Company continued to have, and be subject to, the same terms and conditions as set forth in the CTO Plan and the agreement(s) evidencing each such award as in effect immediately prior to the Effective Time, except that the shares of common stock issuable under each such award are now shares of Company Common Stock rather than shares of Predecessor Common Stock.

The Predecessor Registrant maintained a number of benefit plans and arrangements for its directors, officers and employees. Pursuant to the Merger Agreement, the Company expressly assumed all of the Predecessor Registrant’s obligations under such plans and arrangements as of the Effective Time, and none of these plans or arrangements were otherwise affected by the Merger. None of the Company’s directors, officers or employees received any additional or special compensation (either in the form of cash, deferred compensation or equity awards) as a result of the Merger.

For more information concerning the CTO Plan and compensation and benefit arrangements, see generally the Predecessor Registrant’s Annual Report on Form 10-K for the year ended December 31, 2019 (including the portions of the Predecessor Registrant’s Proxy Statement on Schedule 14A for the Predecessor Registrant’s 2020 annual meeting of stockholders filed with the SEC on March 19, 2020 that are incorporated by reference therein), Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, and Current Reports on Form 8-K filed prior to the date hereof.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described above, as a result of the Merger, the rights of the holders of Company Common Stock are governed by the MGCL, the Articles and the Bylaws. The information set forth in Item 3.03 of this Current Report on Form 8-K regarding the Articles and the Bylaws is incorporated herein by reference.

Following the Merger, on January 29, 2021, the Articles and the Bylaws were amended to change the Company’s name from “CTO NEWCO REIT, Inc.” to “CTO Realty Growth, Inc.”

The description of the Articles and the Bylaws contained in this Item 5.03 does not purport to be complete and is subject to and qualified in its entirety by reference to the Articles and the Bylaws, copies of which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 1, 2021, the Company issued a press release announcing the completion of the Merger. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or other securities laws, or that the materials include material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act unless it is specifically incorporated by reference therein.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

2.1	Agreement and Plan of Merger by and between CTO Realty Growth, Inc., a Florida corporation and CTO Realty Growth, Inc. (formerly CTO NEWCO REIT, Inc.), a Maryland corporation, dated September 3, 2020 (incorporated by reference to Exhibit 2.1 to CTO Realty Growth, Inc.’s Current Report on Form 8-K, dated September 3, 2020).

3.1	Articles of Amendment and Restatement of CTO Realty Growth, Inc., as amended by the Articles of Amendment (Name Change).

3.2	Second Amended and Restated Bylaws of CTO Realty Growth, Inc., effective as of January 29, 2021.

4.1	Description of Capital Stock.

4.2	Specimen Common Stock Certificate of CTO Realty Growth, Inc.

4.3	Supplemental Indenture No. 1, dated as of January 29, 2021, among the Company, the Predecessor Registrant and U.S. Bank National Association, as trustee, to the Indenture dated as of February 3, 2020, between the Company and U.S. Bank National Association, as trustee.

10.1	Reaffirmation Agreement, dated as of January 29, 2021, among the Company, certain subsidiaries of the Company and Wilmington Trust, National Association, as trustee, for the benefit of the registered holders of WFRBS Commercial Mortgage Trust 2014-C24, Commercial Mortgage Pass-Through Certificates, Series 2014-C24.

99.1	Press Release, dated February 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTO Realty Growth, Inc.
(Registrant)

Date: February 1, 2021	By:	/s/ Matthew M. Partridge
Matthew M. Partridge
Senior Vice President, Chief Financial Officer and Treasurer